UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 1, 2012

SunTrust Banks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

303 Peachtree Street, N.E., Atlanta, Georgia		30308
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(404) 558-7711

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
From time to time, including in the Annual Report on Form 10-K for the year ended December 31, 2011 (the "Annual Report"), SunTrust Banks, Inc. and its subsidiaries (the "Company") indicates that it determines its business segments based on, among other things, the manner in which financial information is evaluated by management. In the Annual Report, the Company reported its results of operations through six business segments: Retail Banking, Diversified Commercial Banking, Commercial Real Estate, Corporate and Investment Banking, Mortgage, and Wealth and Investment Management, with the remaining operations recorded in Corporate Other and Treasury. During the first quarter of 2012, the Company changed its basis of presentation from six segments to the following three segments: Consumer Banking and Private Wealth Management, Wholesale Banking, and Mortgage Banking, with the remaining operations recorded in Corporate Other. The revised segment structure was established in conjunction with organizational changes made throughout the Company that were announced during the fourth quarter of 2011 and implemented in the first quarter of 2012. Prior period results have been reclassified to conform to current period presentation.

This Current Report on Form 8-K and the exhibits hereto update the business segment information presented in the Annual Report only to the extent this information is impacted by the revised business segment reporting structure. Portions of the following items from the Annual Report have been updated to reflect the revised business segment structure:

•	Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations (filed as Exhibit 99.1 and incorporated herein by reference).

•	Part II, Item 8. Financial Statements and Supplementary Data (filed as Exhibit 99.2 and incorporated herein by reference).

All updates to the Annual Report relate solely to the presentation of segment-specific disclosures on a basis consistent with how management currently evaluates the results of the segments. The revised reporting structure did not impact the Consolidated Balance Sheets, Consolidated Statements of Income/(Loss), Consolidated Statements of Shareholders’ Equity, or Consolidated Statements of Cash Flows. The information in this Current Report on Form 8-K is presented as of December 31, 2011 and other than as indicated above, has not been updated to reflect financial results subsequent to that date or any other changes since the date of the Annual Report.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.

99.2	Part II, Item 8. Financial Statements and Supplementary Data.

99.3	Consolidated Statements of Income/(Loss) and Comprehensive Income/(Loss) in accordance with ASU 2011-05

101.1	Interactive Data File.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNTRUST BANKS, INC.
(Registrant)

Date: August 1, 2012.	By: /s/ Thomas E. Panther
Thomas E. Panther, Senior Vice President, Director of Corporate Finance and Controller